UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 9, 2023

ENDRA Life Sciences Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37969	26-0579295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 Green Court, Suite 350 Ann Arbor, MI	48105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (734) 335-0468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	NDRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

After adjourning its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on July 6, 2023 and July 25, 2023 due to a lack of quorum, ENDRA Life Sciences Inc. (the “Company”) held the Annual Meeting on August 9, 2023. The certified results of the matters voted upon at the meeting, which are more fully described in the Proxy Statement for the Annual Meeting as filed with the Securities and Exchange Commission on May 24, 2023 (the “Proxy Statement”), are as follows:

Proposal 1 – The Company’s stockholders elected the five directors nominated by the Company’s Board of Directors to serve until the next annual meeting of stockholders and the election of their successors:

	For	Withheld	Broker Non-Votes
Francois Michelon	2,024,988	120,602	838,376
Louis J. Basenese	1,628,081	517,509	838,376
Anthony DiGiandomenico	1,976,138	169,452	838,376
Michael Harsh	1,958,901	186,689	838,376
Alexander Tokman	2,054,532	91,058	838,376

Proposal 2 – The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
1,733,406	340,392	71,792	838,376

Proposal 3 – The Company’s stockholders recommended, on an advisory basis, holding advisory votes on the compensation paid to the Company’s named executive officers every year:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
1,743,563	111,671	241,373	48,983	838,376

In accordance with Item 5.07(d) of Form 8-K, the Company now reports that the Board of Directors has determined that the Company will hold the advisory (non-binding) vote on executive compensation once every year until the next required advisory vote on frequency, which will be no later than the Company’s annual meeting of stockholders occurring six years from the date of the Annual Meeting.

Proposal 4 – The Company’s stockholders ratified the appointment of RBSM LLP by the Audit Committee of the Board of Directors as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
2,794,638	126,032	63,296

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDRA Life Sciences Inc.
August 10, 2023
	By:	/s/ Francois Michelon
	Name:	Francois Michelon
	Title:	President and Chief Executive Officer

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